UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders held by ADTRAN Holdings, Inc. (the “Company”) on May 13, 2026 (the “2026 Annual Meeting”), the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). As further described in Proposal 2 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2026, the Charter Amendment provides for the elimination of monetary liability (i.e., exculpation) of certain officers of the Company in the limited circumstances permitted under Delaware law and made certain additional changes to Section 7.1 of the Charter. The Charter Amendment became effective upon the filing of a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 13, 2026.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, the Company’s stockholders (i) elected six directors to serve on the board of directors of the Company (the “Board”) for a one-year term expiring at the 2027 Annual Meeting of Stockholders and until their successors have been duly elected and qualified (Proposal 1); (ii) approved the Charter Amendment to limit the liability of certain officers as permitted by Delaware law and to make certain other changes to Section 7.1 thereof (Proposal 2); (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 3); and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 (Proposal 4). The voting results for these proposals are presented in the tables below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Thomas R. Stanton	48,261,250	4,686,183	65,014	9,313,693
H. Fenwick Huss	49,570,974	3,375,771	65,702	9,313,693
Gregory J McCray	50,408,661	2,500,847	102,939	9,313,693
Jacqueline H. Rice	48,662,681	4,290,891	58,875	9,313,693
Nikos Theodosopoulos	50,543,871	2,408,380	60,196	9,313,693
Kathryn A. Walker	51,399,106	1,555,109	58,232	9,313,693

Proposal 2 - Amendment to Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law and to Make Certain Other Changes to Section 7.1 Thereof

For	Against	Abstain	Broker Non-Votes
49,777,494	3,184,044	50,909	9,313,693

Proposal 3 - Advisory Vote Regarding the Compensation of the Company's Named Executive Officers

For	Against	Abstain	Broker Non-Votes
49,881,975	3,077,276	53,196	9,313,693

Proposal 4 - Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

For	Against	Abstain
61,869,565	413,517	43,058

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of ADTRAN Holdings, Inc., effective as of May 13, 2026
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	May 18, 2026	By:	/s/ Timothy Santo
Timothy Santo Senior Vice President of Finance and Chief Financial Officer